EXHIBIT 4.1
                                                                     -----------
                           [FORM OF STOCK CERTIFICATE]

                                     [FACE]

                        ARISTO INTERNATIONAL CORPORATION
                     INCORPORATED UNDER THE LAWS OF DELAWARE


Number                                                                    Shares
AR __________                                                             ______
                                                        CUSIP 040438 10 3
                                                        SEE REVERSE FOR CERTAIN
                                                        DENOMINATIONS


     This  Certifies  that  _________________________________  is the  owner  of
____________________ fully paid and non-assessable shares of common stock of the par value of $.001 each of ARISTO INTERNATIONAL CORPORATION (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder hereof by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: _________________


              ___________________                    _______________________
              Assistant Secretary                    President

                                 [REVERSE SIDE]


     The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TENCOM --  as tenants in common    UNIF GIFT MIN ACT-- ___ ____ Custodian __ ___
TENENT --  as tenants by the                           (Cust)            (Minor)
           entireties                              under Uniform Gifts to Minors
JTTEN  --  as joint tenants with right of
           survivorship and not as tenants         Act__________________________
                     in common                                 (State)

                                Additional abbreviations may also be used though
not in the above list.

     For value  received,  ____________  hereby sell,  assign and transfer units

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
       [__________________________________________]

       _____________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

       _____________________________________________________________________

       _____________________________________________________________________

          _____________________________________________________________   shares
          of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


          _____________________________________________________________Attorney
          to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

          Dated ___________________________

                                      NOTICE:   THE SIGNATURE OF THIS ASSIGNMENT
                                      MUST  CORRESPOND  WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THIS CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                      MENT OR  ANY CHANGE WHATEVER.


     Signature(s) Guaranteed: __________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.